UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 8, 2020

Amphastar Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36509	33-0702205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11570 6th Street
Rancho Cucamonga, CA	91730
(Address of principal executive offices)	(zip code)

(909) 980-9484

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AMPH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On June 8, 2020, the Company held its Annual Meeting virtually via a live webcast. The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect three Class I directors to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To approve, on an advisory basis, the compensation of our named executive officers;
3.	To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers; and
4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	For	Against	Abstained	Broker Non-votes
David Maris	32,282,312	30,593	45,817	7,251,593
Richard Koo	24,710,060	7,602,815	45,847	7,251,593
Floyd F. Petersen	25,688,166	6,626,043	44,513	7,251,593

Each director nominee was duly elected to serve until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. The Compensation of our Named Executive Officers

For	Against	Abstained	Broker Non-votes
28,894,920	3,120,972	342,830	7,251,593

3. The Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers.

1 Year	2 Years	3 Years	Abstained	Broker Non-votes
30,300,137	16,341	2,003,407	38,837	7,251,593

4. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
38,918,951	621,271	70,093	N/A

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHASTAR PHARMACEUTICALS, INC.
Date: June 9, 2020
By: /s/ William J. Peters
William J. Peters
Chief Financial Officer and Senior Vice President